                                  I.G. DESIGN, INC.
                                 AMENDED AND RESTATED
                               SHAREHOLDERS' AGREEMENT

    This AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT (the "Restated Agreement") is entered into as of May 15, 1997, by and among the Principal Shareholders (as hereinafter defined), the shareholders listed on Schedule A hereto (the "Non-Principal Shareholders" and, together with the Principal Shareholders, the "Shareholders"), and I.G. Design, Inc., a Delaware corporation having its principal office and place of business at 3840 Bank Street, Baltimore, Maryland 21224-2522 (the "Corporation").

    WHEREAS, the Shareholders are currently the owners of 16,195 shares, which presently constitutes all of the issued and outstanding shares of the Corporation's capital stock (the "Stock"), and

    WHEREAS, after the proposed offering of up to 3 million shares of common stock by the Corporation, the Shareholders will continue to own approximately 65% of the Corporation's issued and outstanding common stock (the "Common Stock");

    WHEREAS, the Shareholders and the Corporation are parties to a Shareholders' Agreement dated as of December 20, 1984, as amended, (the "Shareholders' Agreement"), which governs, among other issues, the management and ownership of the shares of Common Stock owned by the Shareholders; and

    WHEREAS, the Shareholders and the Corporation desire to amend and restate the Shareholders' Agreement in its entirety.

    NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the parties hereto agree that the Shareholders' Agreement is hereby further amended and restated to read in its entirety as follows:

1.  DEFINITIONS

    The following terms shall have the meanings set forth in this Section 1:

    A. Beneficial Owner. Beneficial Owner shall have the meaning set forth in Rule 13d-3 of the Securities Exchange Act of 1934, as amended.

    B. Change of Control. Change of Control shall mean (i) the sale of all or substantially all of the assets of the Company, (ii) the sale of more than fifty percent (50%) of the outstanding Common Stock in a non-public sale,
(iii) the dissolution or liquidation of the Company, or (iv) any merger or consolidation of the Company, if immediately after any such transaction either (A) persons who were directors of the Company immediately prior to such transaction do not constitute at least a majority of the directors of the surviving entity, or

(B) persons who hold a majority of the voting stock of the surviving entity are not persons who held a majority of the Common Stock of the Company immediately prior to such transaction.

    C. Corporation First Refusal Period. Corporation First Refusal Period shall mean the period within which the Corporation may exercise its Right of First Refusal. With respect to Stock proposed for transfer by Principal Shareholders, the Corporation First Refusal Period shall be the ten (10) days following the last day of the Principal Shareholder First Refusal Period and, with respect to Stock proposed for transfer by Non-Principal Shareholders, the Corporation First Refusal Period shall be the five (5) days following the last day of the Non-Principal Shareholder First Refusal Period.

    D. Involuntary Transfer. Involuntary Transfer shall mean any transfer, proceeding or action by or in which a Shareholder shall be deprived or divested of any right, title or interest in or to any of the Stock, including, without limitation, any seizure under levy of attachment or execution, any transfer in connection with bankruptcy (whether pursuant to the filing of a voluntary or an involuntary petition under the United States Bankruptcy Code, as amended, or any modifications or revisions thereto) or other court proceeding to a debtor in possession, trustee in bankruptcy or receiver or other officer or agency, any transfer to a state or to a public officer or agency pursuant to any statute pertaining to escheat or abandoned property, any transfer pursuant to a divorce or separation agreement or a final decree of a court in a divorce action, and any transfer by operation of a will or the laws of intestacy.

    E.   Market Value.  Market Value shall have the following meaning:

         (i) In the event that, as of the date of the Transfer Notice, the Corporation is a Reporting Company, the Market Value of the Stock for any purpose shall mean the last reported sale price per share of Stock, on the date of the Transfer Notice or, in case no such sale takes place on such date, the average of the closing bid and asked prices in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq-National Market, or if the Stock is not so listed or admitted to trading or included for quotation, the last quoted price, or if the Stock is not so quoted, the average of the high bid and low asked prices, in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Stock is not quoted by any such organization, the average of the closing bid and asked prices, as furnished by a professional market maker making a market in the Stock as selected in good faith by the Board or by such other source or sources as shall be selected in good faith by the Board. If, as the case may be, the relevant date is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term "trading day" shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq-National Market, any business day.

         (ii) If, as of the date of the Transfer Notice, the Corporation is not a Reporting Company, the Market Value shall be the appraised market value as of the date of the Transfer Notice, as determined by an independent appraiser of recognized standing selected by the Corporation.

    F. Non-Elected Shares. Non-Elected Shares shall mean Stock which has not been, or will not be, purchased pursuant to a Right of First Refusal.

    G. Principal Shareholders. Principal Shareholders means the individuals in the group comprising Robert J. Arnot ("Arnot"), Gerald W. Lear ("Lear"), and Ira J. Hechler and Jon Hechler (collectively, the "Hechler Group"), or, in each case, each Principal Shareholders' Permitted Transferees (as hereinafter defined).

    H. Principal Shareholder Action. Principal Shareholder Action shall mean the approval of any two of (i) Arnot, (ii) Lear and (iii) the Hechler Group (a "Majority").

    I. Principal Shareholder First Refusal Period. The Principal Shareholder First Refusal Period shall mean the period within which Principal Shareholders may exercise their Right of First Refusal. With respect to Stock proposed for transfer by Principal Shareholders, the Principal Shareholder First Refusal Period shall be fifteen (15) days, and with respect to Stock proposed for transfer by Non-Principal Shareholders, the Principal Shareholder First Refusal Period shall be ten (10) days.

    J. Reporting Company. Reporting Company shall mean a company the common stock of which is registered under Section 12 of the Securities Exchange Act of 1934, as amended.

2.  VOTING AGREEMENT

    Upon consummation of the Offering, the Board of Directors shall be classified into three classes of directors serving three-year, staggered terms as further specified in the By-laws of the Corporation adopted May 15, 1997. Each of the Shareholders agrees that, in elections to fill Class I or Class II of the Board of Directors of the Corporation, such Shareholder will vote (or cause the voting of) all Stock then owned by such Shareholder (or any such Stock which such Shareholder has the right to vote pursuant to any agreement or proxy), in favor of nominees specified in writing by Principal Shareholder Action.

3.  LEGENDS ON CERTIFICATES

    The certificates evidencing the Stock held by the Shareholders shall bear any legends required by federal or state securities law and the following legend required by Section 202 (a) of the Delaware General Corporation Law (the "DGCL"):

         "The shares represented by this Certificate may not be assigned, sold, transferred, hypothecated, or otherwise disposed of, except in accordance with the Amended and Restated Shareholders' Agreement dated as of May 15, 1997, which is on file at the office of the issuer."

4.  RESTRICTIONS ON DISPOSITION

    A. Limitations on Transfers. Subject to Subsection F. of this Section 4, no Shareholder shall voluntarily transfer, sell, assign, pledge, encumber, grant any option with respect to, or otherwise create any legal or equitable interest in any Stock owned by such Shareholder except pursuant to a sale of all or any part of such Stock made in accordance with Subsection B. or C. below.

    B. Stock Held by Principal Shareholders. (i) Except as otherwise provided in Subsection F. below, before any Stock may be voluntarily sold or transferred by a Principal Shareholder, including any contemplated sale of shares on a national securities exchange, the Principal Shareholder seeking to transfer such Stock (the "Transferring Principal Shareholder") shall first provide written notice of the proposed sale or transfer to the other Principal Shareholders and the Corporation, which notice shall include the number of shares of Stock proposed for transfer (the "Offered Shares"), the price per share of Stock, (the "Offer Price"), the name of the proposed transferee or, if the shares are proposed to be transferred on the stock market, the name of the proposed broker (the "Proposed Transferee"), a representation that the agreement to sell or transfer constitutes a bona-fide offer to purchase and all other terms and conditions of the transfer (the "Transfer Notice").

         (ii) The other Principal Shareholders shall then have the right to purchase the Offered Shares at the lesser of the Offer Price or Market Value. Such Right of First Refusal shall be exercisable upon written notice to the Transferring Principal Shareholder within the Principal Shareholder First Refusal Period, which notice shall specify the number of Offered Shares to be purchased by the Principal Shareholder. Each Principal Shareholder electing to exercise the Right of First Refusal (an "Electing Principal Shareholder") may purchase a number of Offered Shares equal to the total number of Offered Shares multiplied by a fraction, the numerator of which is equal to the number of shares of Stock held by such Principal Shareholder and the denominator of which is equal to the total number of shares of Stock owned by all Electing Principal Shareholders. Any Principal Shareholder who elects not to purchase the full number of Offered Shares to which such Principal Shareholder is entitled shall, within five (5) days prior to the expiration of the Principal Shareholder First Refusal Period, notify the other Principal Shareholders (other than the Transferring Principal Shareholder), each of whom shall then be entitled to purchase that number of Non-Elected Shares equal to the number of Non-Elected Shares multiplied by a fraction, the numerator of which is the number of shares of Stock held by such Principal Shareholder and the denominator of which is the aggregate number of shares of Stock held by all Electing Principal Shareholders who wish to purchase Non-Elected Shares.

         (iii) If, upon termination of the Principal Shareholder First Refusal Period, the Principal Shareholders have not exercised their Rights of First Refusal with respect to some or all of the Offered Shares, the Corporation shall have a Right of First Refusal with respect to some or all of such Non-Elected Shares, exercisable upon written notice to the Transferring Principal Shareholder within the Corporation First Refusal Period.

         (iv) If, upon termination of the Corporation First Refusal Period, the Principal Shareholders and the Corporation have not exercised their Right of First Refusal with respect to some or all of the Offered Shares, the Transferring Principal Shareholder may sell such Non-Elected Shares to the Proposed Transferee at any time within three months after the termination of the Corporation First Refusal Period without again complying with this
Section 4.

    C. Stock Held By Non-Principal Shareholders. (i) Except as otherwise provided in Subsection F. below or unless this Subsection C. is waived by a Majority of the Principal Shareholders, before any Stock may be voluntarily sold or transferred by a Non-Principal Shareholder holding, at the time of such contemplated transfer, in excess of one half of one percent (.5%) of the outstanding Stock of the Corporation (a "Transferring Non-Principal Shareholder"), such Transferring Non-Principal Shareholder shall first provide a Transfer Notice to the Principal Shareholders and each of the Non-Principal Shareholders who holds in excess of one half of one percent (.5%) of the outstanding Stock of the Corporation (the "Eligible Non-Principal Shareholders") and to the Corporation.

         (ii) The Principal Shareholders shall then have a Right of First Refusal, exercisable upon written notice to the Transferring Non-Principal Shareholder within the Principal Shareholder First Refusal Period. Such notice shall specify the number of Offered Shares sought to be purchased by the Principal Shareholder. Each Electing Principal Shareholder may purchase a number of Offered Shares equal to the total number of Offered Shares multiplied by a fraction, the numerator of which is equal to the number of shares of Stock held by such Principal Shareholder and the denominator of which is equal to the total number of shares of Stock owned by all Electing Principal Shareholders. Any Principal Shareholder who elects not to purchase the full number of Offered Shares to which such Principal Shareholder is entitled shall, within five (5) days prior to the expiration of the Principal Shareholder First Refusal Period, notify the other Principal Shareholders, each of whom shall then be entitled to purchase that number of shares of Stock equal to the total number of Non-Elected Shares multiplied by a fraction, the numerator of which is the number of shares of Stock held by such Principal Shareholder and the denominator of which is the aggregate number of shares held by all Electing Principal Shareholders who wish to purchase Non-Elected Shares.

         (iii) If, upon expiration of the Principal Shareholder
Notification Period, the Principal Shareholders have not exercised their Right of First Refusal with respect to some or all of the Offered Shares, the Eligible Non-Principal Shareholders shall have a Right of First Refusal with respect to such Non-Elected Shares, exercisable upon written notice to the Transferring Non-Principal Shareholder within five (5) days after the Principal Shareholder First Refusal

Period (the "Non-Principal Shareholder First Refusal Period"). Such notice shall specify the number of Offered Shares sought to be purchased by the Eligible Non-Principal Shareholder. Each Eligible Non-Principal Shareholder electing to exercise the Right of First Refusal (an "Electing Non-Principal Shareholder") may purchase a number of Offered Shares equal to the total number of Offered Shares multiplied by a fraction, the numerator of which is equal to the number of shares of Stock held by such Eligible Non-Principal Shareholder and the denominator of which is equal to the total number of shares of Stock owned by all Electing Non-Principal Shareholders.

         (iv) If, upon termination of the Non-Principal Shareholder First Refusal Period, the Eligible Non-Principal Shareholders have not exercised their Right of First Refusal with respect to some or all of the Offered Shares, the Corporation shall have a Right of First Refusal with respect to such Non-Elected Shares, exercisable upon written notice to the Transferring Non-Principal Shareholder within the Corporation First Refusal Period.

         (v) If, upon termination of the Corporation First Refusal Period, the Principal Shareholders, the Eligible Non-Principal Shareholders and the Corporation have not exercised their Right of First Refusal with respect to some or all of the Offered Shares, the Transferring Non-Principal Shareholder may sell such Non-Elected Shares to the Proposed Transferee any time within three months after the Transfer Notice without again complying with this Section 4.

    D. Involuntary Transfers. Any Involuntary Transfer by a Shareholder (an "Involuntary Transferor") shall be subject to the Rights of First Refusal set forth in Section 4B. (in the case of an Involuntary Transfer of Stock owned by a Principal Shareholder) or Section 4C. (in the case of Stock owned by a Non-Principal Shareholder) as if the Involuntary Transfer had been a proposed voluntary transfer except that:

         (i) the provisions of Subsections 4B.(i) and 4C.(i) shall not apply, but the Involuntary Transferor or the Involuntary Transferor's estate shall notify the Shareholders and the Corporation as soon as practicable upon obtaining knowledge of the Involuntary Transfer;

         (ii) the Principal Shareholder First Refusal Period shall run from the date of receipt by the Corporation of the notice of Involuntary Transfer;

         (iii) such Right of First Refusal shall be exercised by notice to the Involuntary Transferee rather than to the Shareholders who suffered or will suffer the Involuntary Transfer; and

         (iv) The purchase price per Offered Share shall be Market Value.

    E. Settlement. If the Principal Shareholders, the Eligible Non-Principal Shareholders or the Corporation elect to exercise their Rights of First Refusal to acquire all or any portion of the Offered Shares, settlement shall be made as follows:

         (i) If, at the time of the Transfer Notice, the Corporation is a Reporting Company, within the Principal Shareholder First Refusal Period, the Non-Principal Shareholder First Refusal Period or Corporation First Refusal Period, as applicable; or

         (ii) If, at the time of the Transfer Notice, the Corporation is not a Reporting Company, within 30 days of the Transfer Notice.

    F. Permitted Transfers. Nothing in this Section shall prohibit the transfer (i) by a Shareholder during any three month period of Stock amounting, in the aggregate, to less than two percent (2%) of the Stock held by such Shareholder or (ii) by any Shareholder of all or any portion of such Shareholder's Stock (a) to the spouse or any one or more of the lineal descendants of such Shareholder; (b) to any trust, partnership or limited liability company established solely for estate and gift planning purposes and solely for the benefit of such Shareholder, his or her spouse and/or lineal descendants (transferees described under subparagraphs (a) and (b) shall be deemed "Permitted Transferees"); (c) to the Corporation; or (d) in connection with a registered offering of Stock as provided under Section 6 below. Any successor or transferee who receives Stock pursuant to an event described in clauses (a) or (b) above shall, as a condition of such transfer, enter into an agreement to be bound by the provisions of this Restated Agreement in its entirety and shall be deemed to be a "Shareholder" hereunder.

5.  "DRAG-ALONG" RIGHTS

    If a Majority of the Principal Shareholders enter into a transaction with a third party for the sale or tender of Stock held by such Principal Shareholders (including, without limitation, a Change of Control transaction), the Right of First Refusal set forth in Section 4 above shall not apply and the Corporation and/or the Majority may require the other Shareholders to participate in such transaction on the same terms and conditions as the Principal Shareholders by giving such Shareholders written notice thereof at least 30 days in advance of the date of closing of the transaction. Upon receipt of such notice, each of the other Shareholders shall tender the same proportion of Stock owned by him or her as the members of the Majority propose to sell on the same terms and conditions applicable to the Stock of the members of the Majority in the transaction.

6.  REGISTRATION RIGHTS

    To the extent that the Corporation grants registration rights to one or more of the Principal Shareholders (a "Participating Principal Shareholder") under a registration statement filed with the Securities and Exchange Commission (a "Registration Statement"), each of the other Shareholders shall have the right to sell a number of shares of Stock to be registered under the Registration Statement equal to the number of shares held by such Shareholder multiplied by a fraction, the numerator of which is equal to the number of shares of Stock held by Participating Principal Shareholders that are to be registered pursuant to the Registration Statement and the denominator of which is equal to the total number of shares of Stock held by the Participating Principal Shareholders.

7.  ARBITRATION OF DISPUTES

    Any dispute regarding any aspect of this Restated Agreement or any act which allegedly has or would violate any provision of this Restated Agreement will be submitted to binding arbitration. Such arbitration shall be conducted before an arbitrator sitting in Baltimore, Maryland or in such other location as may be agreed upon by the Corporation and the Shareholder, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the award of the arbitrator in any court having competent jurisdiction.

8.  BENEFIT

    Except upon the occurrence of a termination event as provided in Section 16, this Restated Agreement shall be binding upon and shall operate for the benefit of the parties hereto, their respective successors and assigns.

9.  INVALIDITY OF ANY PROVISION

    The invalidity or unenforceability of any provision of this Restated Agreement shall not affect the other provisions hereof, and the Restated Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted, provided that the parties shall negotiate in good faith to replace the invalid provision with a valid provision reflecting the same balance of economic interests.

10. MODIFICATION OF AGREEMENT

    No modification, amendment or waiver of any of the provisions of this Restated Agreement shall be valid unless made in writing and signed by the Corporation and Shareholders owning, in the aggregate, a majority of the Stock subject to this Restated Agreement.

11. FURTHER ACTION

    A. The Corporation shall not register, and shall instruct any transfer agent for the Common Stock not to register, on the books of the Corporation any transfer, pledge or encumbrance of any Stock subject to this Agreement, unless such transfer, pledge or encumbrance complies with terms of this Agreement and the Shareholders agree to provide the Corporation (or any such transfer agent) with such documents, including an opinion of counsel as to compliance with the terms of this Restated Agreement, as the Corporation (or any such transfer agent) may reasonably request.

    B. A copy of this Restated Agreement shall be made a part of the minutes of the Corporation.

12. ATTORNEY'S FEES AND COSTS

    If any action at law or in equity (including any arbitration proceeding under Section 7 above) is necessary to enforce or interpret the terms of this Restated Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and necessary disbursements, in addition to any other relief to which he may be entitled.

13. APPLICABLE LAW

    This Restated Agreement shall be construed in accordance with the laws of the State of Delaware.

14. ENTIRE AGREEMENT

    This Restated Agreement supersedes all agreements as to the subject matter hereof among the Shareholders and the Corporation including in each case amendments thereto, previously executed by the Shareholders and the Corporation. This Restated Agreement sets forth all of the provisions, covenants, agreements, conditions and undertakings between the parties hereto with respect to the subject matter hereof, and superseded all prior and contemporaneous agreements and understandings express or implied, oral or written as to the subject matter hereof.

15. NOTICES

    Unless otherwise specified herein, all notices, requests, demands and other communications to be given under this Restated Agreement shall be in writing and shall be deemed given if (i) delivered in person, or by United States mail, certified or registered, with return receipt requested, (ii) if sent by telex or facsimile transmission, with a copy mailed on the same day in the manner provided in (i) above, when transmitted and receipt is confirmed by telephone, or (iii) if otherwise actually delivered:

    TO THE CORPORATION: 3840 Bank Street, Baltimore, MD 21224-2522, with copies to each Director and each Shareholder as their names and addresses appear on the records of the Corporation;

    TO ANY SHAREHOLDER: As the name and address of such Shareholder appears on the records of the Corporation;

or at such other address as may have been furnished by such person in writing to the other parties. Any such notice, demand or other communication shall be deemed to have been given on the date actually delivered or as of the date mailed, as the case may be.

16. TERM OF AGREEMENT

    This Restated Agreement shall be effective

         (i) With respect to Section 4C., from the date of consummation of the Offering until the earlier to occur of (A) the fourth anniversary of the execution of this Restated Agreement or (B) the Principal Shareholders' ceasing to be the Beneficial Owners of more than 30% of the issued and outstanding Stock; provided that a Principal Shareholder shall be deemed to be the Beneficial Owner of Stock held by a family trust established by such Principal Shareholder.

         (ii) With respect to all other Sections of this Restated Agreement, from the date of consummation of the Offering until the earlier to occur of
    (A) the sixth anniversary of the execution of this Restated Agreement or
    (B) the Principal Shareholders' ceasing to be the Beneficial Owners of more than 30% of the issued and outstanding Stock; provided that a Principal Shareholder shall be deemed to be the Beneficial Owner of Stock held by a family trust established by such Principal Shareholder.



ATTEST:                                  I.G. DESIGN, INC.

___________________________              By:  ________________________________
                                              Name:
                                              Title:
WITNESS:

___________________________                   _________________________________
                                              Andrew Joe Adkinson
WITNESS:

___________________________                   _________________________________
                                              Julian Adler

WITNESS:

___________________________                   _________________________________
                                              Charles Boutwell
WITNESS:

___________________________                   _________________________________
                                              Gary Brashers
WITNESS:

___________________________                   _________________________________
                                              Charles M. Chamblee
WITNESS:

___________________________                   _________________________________
                                              Joe W. Chamblee
WITNESS:

___________________________                   _________________________________
                                              Marion Felton
WITNESS:

___________________________                   _________________________________
                                              Hillary Figinski-Spieker
WITNESS:

___________________________                   _________________________________
                                              Robert Flynn, Jr.
WITNESS:

___________________________                   _________________________________
                                              Charles Godfrey

WITNESS:

___________________________                  __________________________________
                                             Madlyn Goldman
WITNESS:

___________________________                  __________________________________
                                             David Hechler
WITNESS:

___________________________                  __________________________________
                                             Richard Hechler
WITNESS:

___________________________                  __________________________________
                                             Robin Hechler
WITNESS:

___________________________                  __________________________________
                                             Steven Hechler
WITNESS:

___________________________                  __________________________________
                                             Stanley Keller
WITNESS:

___________________________                  __________________________________
                                             Joyce Kingsley

                                      -12

WITNESS:

___________________________                  __________________________________
                                             Susan Mark
WITNESS:

___________________________                  __________________________________
                                             William Myatt
WITNESS:

___________________________                  __________________________________
                                             Thomas Ormandy
WITNESS:

___________________________                  __________________________________
                                             Eugene C. Wielepski
WITNESS:

___________________________                  __________________________________
                                             Robert J. Arnot

WITNESS:

___________________________                  __________________________________
                                             Gerald W. Lear
WITNESS:

___________________________                  _________________________________
                                             Ira J. Hechler
WITNESS:

___________________________                  __________________________________
                                             Jon Hechler

                                      SCHEDULE A
                                      ----------


Andrew Joe Adkinson
Julian Adler
Charles Boutwell
Gary Brashers
Charles M. Chamblee
Joe W. Chamblee
Marion Felton
Hillary Figinski-Spieker
Robert Flynn, Jr.
Charles Godfrey
Madlyn Goldman
David Hechler
Richard Hechler
Robin Hechler
Steven Hechler
Stanley Keller
Joyce Kingsley
Susan Mark
William Myatt
Thomas Ormandy
Eugene C. Wielepski